UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/03

Date of reporting period: 08/01/02 - 07/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Focus Value Fund, Inc.

Annual Report
July 31, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Focus Value Fund, Inc.

Portfolio Information as of July 31, 2003 (unaudited)

                                                                     Percent of
Ten Largest Equity Holdings                                          Net Assets
--------------------------------------------------------------------------------
The Topps Company, Inc. ...........................................      4.6%
3Com Corporation ..................................................      4.1
LSI Logic Corporation .............................................      4.0
Citigroup Inc. ....................................................      4.0
Unisys Corporation ................................................      3.5
Exxon Mobil Corporation ...........................................      3.5
Arch Coal, Inc. ...................................................      3.0
Foot Locker, Inc. .................................................      2.9
Parametric Technology
  Corporation .....................................................      2.7
Sappi Limited (ADR) ...............................................      2.4
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Energy Equipment & Service ........................................      6.8%
Aerospace & Defense ...............................................      5.6
Semiconductors &
  Semiconductor Equipment .........................................      5.4
Capital Markets ...................................................      5.2
Software ..........................................................      5.1
--------------------------------------------------------------------------------

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Stocks ............................................................     90.7%
Bonds .............................................................      0.5
Cash & Cash Equivalents ...........................................      8.8
--------------------------------------------------------------------------------

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

A Letter From the President

Dear Shareholder

Now more than half behind us, 2003 has been a meaningful year in many respects. After three agonizing years for equity markets, we finally saw hopeful signs for a sustained economic recovery and an accompanying market upturn.

The most significant development through July 31 was the conclusion of all-out war in Iraq. As combat gave way to restructuring, oil prices dropped. At the same time, credit spreads tightened and the spring brought some of the most promising months for equities since last October. Many companies began to show improving earnings, and consumer confidence strengthened. Although oil prices have since returned to higher levels, economic recovery remains a high priority for the President, Congress and the Federal Reserve Board -- all of whom have taken steps aimed at reviving the economy and drawing investors back to the markets.

The events and efforts of the past several months appear to have made an impression on investors and the markets. While both the S&P 500 Index and Nasdaq were in negative territory for the six-month period ended January 31, 2003, both indexes rebounded dramatically over the six months that followed. From January 31, 2003 to July 31, 2003, the S&P 500 Index and Nasdaq returned +16.79% and +31.35%, respectively.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor can mean the difference between fruitful and fruitless investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. The cost savings in both production and postage are passed on to the fund and, ultimately, to fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Terry K. Glenn

                                           Terry K. Glenn
                                           President and Director


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003          3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Strong absolute and relative performance in the last year is largely attributed to the Fund's cyclical bias and our focus on economically sensitive areas and stocks that we believed could benefit most from an economic recovery.

How did the Fund perform over the course of the year, relative to both its benchmarks and its mutual fund peer group?

For the 12-month period ended July 31, 2003, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +20.05%, +19.21%, +19.24% and +20.47%, respectively. The Fund significantly outperformed the +10.75% return of the unmanaged benchmark Russell 1000 Value Index, the +10.64% return of the unmanaged benchmark Standard & Poor's 500 (S&P
500) Index and the +10.98% average return of the Lipper Multi Cap Value Funds for the same period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

What were the major economic and market developments that affected the Fund during the period?

The event that had the greatest impact on the markets, particularly during the second half of the fiscal period, was the resolution of the conflict in Iraq. While the year also was marked by uneasiness over economic growth, severe acute respiratory syndrome (SARS) and lingering concerns over accounting irregularities and corporate governance issues, the predominant influence, in our opinion, centered around activities related to Iraq. Beginning in late fall 2002, Iraq was on the minds of many corporate executives, management teams and investors. What initially began as the potential for a war became a debate within the United Nations on how the war was going to be fought and who was going to be involved. In the first three months of 2003, the U.S. equity market and the economy in general stalled as investors waited for a resolution.

We believe the intense focus on Iraq, leading up to and including the war, was the primary factor holding back a sustained economic recovery. The tremendous uncertainty it created for investors hurt the markets for much of this period. However, by the time the war started in March 2003, the markets began a slow rally. When the fighting came to an end faster than most expected, war fears lifted and the market rally intensified in anticipation of a long-awaited economic recovery. Today, the question is, are we on course for a recovery? We believe there is a better chance for a sustainable economic revival now than there was before the war started.

In short, we witnessed two very distinct periods -- before the war and after the war. As did equity markets in general, the Fund performed poorly before the war. It performed admirably after the war, as we expected, based on the portfolio's positioning.

How was the Fund positioned in this environment?

The portfolio has been positioned for an economic recovery. Throughout the fiscal year, we continued a process that we started after September 11, 2001. At that time, we began to focus on economically sensitive names, and started to construct the portfolio with a cyclical bias rooted in our belief that the economy would eventually turn upward. As contrarian investors, this is where we saw the most long-term value.

What were the primary reasons for the Fund's outperformance during the fiscal year?

We generally reference performance relative to the benchmark Russell 1000 Value Index. For this particular period, because the Russell 1000 Value Index and the S&P 500 Index delivered similar returns, we can essentially talk about them together. Half of the Fund's 1,000 basis point (10%) outperformance in the last year came from our overweight position in information technology. In this sector, we received terrific performance from companies such as Computer Associates International, Inc., Unisys Corporation, National Semiconductor Corporation, Symbol Technologies, Inc., LSI Logic Corporation, Agilent Technologies, Inc. and Borland Software Corporation. For the most part, the remainder of the outperformance came from our media holdings in the consumer discretionary sector. Leading performers in this area were Liberty Media Corporation, Fox Entertainment Group, Inc. and Tribune Company. Other consumer discretionary names that helped performance included Foot Locker, Inc., Hasbro, Inc. and McDonald's Corporation. Finally, the financials sector also contributed positively to performance, led by Morgan Stanley, The Hartford Financial Services Group, Janus Capital Group Inc. and CitiGroup Inc.

Even in a very good period, there will be areas that detract from performance. One area that hurt us in the last year on a relative basis was health care, particularly our position in Schering-Plough Corporation, which struggled while undergoing a product transition and management change. The energy sector also hindered performance, with particular weakness in Diamond Offshore Drilling, Inc., Rowan Companies, Inc., Unocal Corporation and GlobalSantaFe Corporation. In the materials sector, we had poor performance from Boise Cascade Corporation.


4       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

During the fiscal year, the portfolio was positioned to take advantage of a sustained economic recovery. We have been structured this way since the events of September 11, 2001, when we began the slow process of positioning the Fund for an up market. Fortunately for us, we got one during this period. As a result, the areas that we overweighted -- areas sensitive to changes in the overall economy -- performed the best. The areas that we underweighted -- consumer staples and the defensive areas that did well from the market peak until the market bottom -- performed the worst. In short, our cyclical bias and our focus on economically sensitive areas and stocks that we felt would perform best in a sustained economic recovery, played out in our favor in the last year.

What changes did you make to the portfolio during the period?

We believe the backdrop for financial health is in place and remain poised for recovery. However, given the run the market experienced in the last few months of the fiscal year, we also believe the approach is different than it was when we were buying stocks at the market bottoms in October 2002 and March 2003. As a result, we have cut back on the areas that significantly outperformed for us and reinvested the money in high-quality companies that we believe will offer greater value in the period ahead.

We reduced our holdings in the two areas that significantly helped us in the last year. Our weighting in consumer discretionary was reduced from 22.1% of portfolio assets to 12.7%. Information technology, which a year ago comprised 24.9% of portfolio assets, was reduced to 21.7% by the end of the period. In consumer discretionary, we eliminated our positions in Koninklijke Philips Electronics N.V., Fox Entertainment, Viacom Inc. and Tribune. In information technology, we sold our holdings in Advanced Micro Devices Inc., Computer Associates and Walker Interactive Systems Inc. We also reduced our weightings in companies such as 3Com Corporation and Symbol Technologies Inc.

Positions we initiated during the period included McDonald's and Jones Apparel Group Inc. in consumer discretionary, Kraft Foods Inc. and Kimberly-Clark Corporation in consumer staples, and Baxter International Inc. in health care. On the energy side, we added Rowan Companies, GlobalSantaFe and Anadarko Petroleum Corporation. In the industrial sector, we added Goodrich Corporation, Honeywell International Inc., Raytheon Company and The Boeing Company, and in telecommunications, we added SBC Communications, Inc. and Verizon Communications. On the financials side, we added to some of the names that performed poorly in the last period, such as Travelers Property Casualty Corporation, Allstate Corporation and Hartford, and in the materials sector we added to Bowater Inc. Many of these names are large cap, quality franchises that have stumbled for one reason or another in the last year but that have some defensive characteristics.

How would you characterize the portfolio's position at the close of the period?

We remain positioned for an economic recovery and a cyclical upswing, still maintaining significant overweights relative to the Russell 1000 Value Index in technology, consumer discretionary and materials. We believe the earnings of companies in these sectors are more sensitive to changes in the economy. Clearly, we are still biased this way.

We are underweight in telecommunications services, financials, health care and consumer staples and are aligned with the benchmark in energy. Our strategy has been to sell strength and buy weakness, aiming to reduce the Fund's volatility and risk characteristics, yet remaining positioned almost the same way that we were a year ago. We feel better about the economy today, so we believe this is the appropriate way to be positioned.

The Fund's investment process has not changed. We are looking to identify what we believe are very good companies that are temporarily underpriced as a result of negative investor sentiment or short-term circumstances. In our view, the market volatility we have experienced has nothing to do with most companies' long-term prospects. In fact, we believe it can create significant opportunities for value investors.

Robert J. Martorelli
Vice President and Co-Portfolio Manager

Kevin M. Rendino
Vice President and Co-Portfolio Manager

August 6, 2003

--------------------------------------------------------------------------------
Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.
--------------------------------------------------------------------------------


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003          5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                        Ten-Year/
                                                    6-Month        12-Month         Since Inception
As of July 31, 2003                              Total Return    Total Return        Total Return
========================================================================================================
ML Focus Value Fund, Inc. Class A Shares*           +17.85%         +20.05%             +132.53%
--------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*           +17.46          +19.21              +138.92
--------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*           +17.46          +19.24              +117.09
--------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*           +18.00          +20.47              +164.49
--------------------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*           +18.41              --              + 12.00
--------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**                          +16.04          +10.75        +176.84/+168.91/+ 9.83
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index***                      +16.79          +10.64        +166.03/+147.68/+10.12
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception total return periods are ten years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.

*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.


6       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from October 21, 1994 to July 2003:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Focus Value Fund, Inc.+--
Class A Shares*                     $ 9,475          $10,585           $11,061          $14,318           $15,850          $19,633

ML Focus Value Fund, Inc.+--
Class C Shares*                     $10,000          $11,099           $11,509          $14,777           $16,239          $19,965

                                    7/00             7/01              7/02             7/03
ML Focus Value Fund, Inc.+--
Class A Shares*                     $22,141          $23,852           $18,353          $22,032

ML Focus Value Fund, Inc.+--
Class C Shares*                     $22,330          $23,872           $18,206          $21,709

                                    10/21/94         7/95              7/96             7/97              7/98             7/99
Russell 1000 Value
Index++                             $10,000          $12,166           $14,099          $20,983           $24,699          $28,401

S&P 500 Index+++                    $10,000          $12,347           $14,393          $21,897           $26,120          $31,397

                                    7/00             7/01              7/02             7/03
Russell 1000 Value
Index++                             $26,982          $29,340           $24,282          $26,891

S&P 500 Index+++                    $34,215          $29,312           $22,386          $24,768

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.

++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without   % Return With
                                                 Sales Charge    Sales Charge**
===============================================================================
Class A Shares*
===============================================================================
One Year Ended 7/31/03                              +20.05%         +13.74%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                            + 6.81          + 5.66
-------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                     +10.09          + 9.42
-------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                   % Return        % Return
                                                 Without CDSC     With CDSC**
===============================================================================
Class C Shares*
===============================================================================
One Year Ended 7/31/03                              +19.24%         +18.24%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                            + 5.98          + 5.98
-------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/03                                     + 9.24          + 9.24
-------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003          7

[LOGO] Merrill Lynch Investment Managers

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1993 to July 2003:

                                    7/93             7/94              7/95             7/96              7/97
ML Focus Value Fund, Inc.+--
Class B Shares*                     $10,000          $10,821           $12,209          $12,657           $16,262

ML Focus Value Fund, Inc.+--
Class I Shares*                     $ 9,475          $10,362           $11,803          $12,368           $16,051

                                    7/98             7/99              7/00             7/01              7/02             7/03
ML Focus Value Fund, Inc.+--
Class B Shares*                     $17,862          $21,964           $24,568          $26,265           $20,043          $23,892

ML Focus Value Fund, Inc.+--
Class I Shares*                     $17,814          $22,116           $24,999          $26,998           $20,803          $25,060

                                    7/93             7/94              7/95             7/96              7/97
Russell 1000 Value
Index++                             $10,000          $10,360           $12,525          $14,514           $21,602

S&P 500 Index+++                    $10,000          $10,516           $13,262          $15,459           $23,519

                                    7/98             7/99              7/00             7/01              7/02             7/03
Russell 1000 Value
Index++                             $25,427          $29,238           $27,777          $30,205           $24,998          $27,684

S&P 500 Index+++                    $28,054          $33,722           $36,749          $31,483           $24,044          $26,603

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.

++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                 % Return          % Return
                                               Without CDSC       With CDSC**
===============================================================================
Class B Shares*
===============================================================================
One Year Ended 7/31/03                            +19.21%           +15.21%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                          + 5.99            + 5.75
-------------------------------------------------------------------------------
Ten Years Ended 7/31/03                           + 9.10            + 9.10
-------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**    Assuming payment of applicable contingent deferred sales charge.

                                            % Return Without      % Return With
                                               Sales Charge      Sales Charge**
===============================================================================
Class I Shares*
===============================================================================
One Year Ended 7/31/03                            +20.47%           +14.14%
-------------------------------------------------------------------------------
Five Years Ended 7/31/03                          + 7.06            + 5.92
-------------------------------------------------------------------------------
Ten Years Ended 7/31/03                           +10.22            + 9.62
-------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.


8       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from January 3, 2003 to July 2003:

                                    1/03/03**        7/03
ML Focus Value Fund, Inc.+--
Class R Shares*                     $10,000          $11,200

Russell 1000 Value
Index++                             $10,000          $10,983

S&P 500 Index+++                    $10,000          $11,012

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.

++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future performance.

Aggregate Total Return

                                                                % Return Without
                                                                  Sales Charge
================================================================================
Class R Shares
================================================================================
Inception (1/03/03) through 7/31/03                                  +12.00%
--------------------------------------------------------------------------------


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003          9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                                          Percent of
                      Industry*                       Shares Held    Common Stocks                              Value     Net Assets
====================================================================================================================================
Discount to Assets    Aerospace & Defense                 189,400    The Boeing Company                     $ 6,272,928      1.6%
                      --------------------------------------------------------------------------------------------------------------
                      Capital Markets                     392,900    Janus Capital Group Inc.                 6,875,750      1.8
                      --------------------------------------------------------------------------------------------------------------
                      Communications Equipment          3,170,200   +3Com Corporation                        15,470,576      4.1
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication       149,800    Verizon Communications                   5,222,028      1.4
                      Services
                      --------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Service          274,000    GlobalSantaFe Corporation                6,096,500      1.6
                      --------------------------------------------------------------------------------------------------------------
                      Health Care Providers & Services      5,600    CIGNA Corporation                          261,968      0.1
                      --------------------------------------------------------------------------------------------------------------
                      Media                               591,360   +Liberty Media Corporation (Class A)      6,558,182      1.7
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas                           106,500    Anadarko Petroleum Corporation           4,664,700      1.2
                      --------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products             238,900    Boise Cascade Corporation                5,922,331      1.6
                      --------------------------------------------------------------------------------------------------------------
                                                          757,400    Sappi Limited (ADR) (a)                  9,285,724      2.4
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Discount to Assets
                                                                     (Cost--$61,729,144)                     66,630,687     17.5
====================================================================================================================================
Earnings Turnaround   Aerospace & Defense                 144,200    The B.F. Goodrich Company                3,316,600      0.9
                                                          233,800    Honeywell International Inc.             6,611,864      1.7
                      --------------------------------------------------------------------------------------------------------------
                      Capital Markets                     171,200    Mellon Financial Corporation             5,178,800      1.4
                                                          160,300    Morgan Stanley                           7,604,632      2.0
                      --------------------------------------------------------------------------------------------------------------
                      Commercial Banks                    154,300    Bank One Corporation                     6,104,108      1.6
                                                          147,900    Wachovia Corporation                     6,461,751      1.7
                      --------------------------------------------------------------------------------------------------------------
                      Communications Equipment          1,958,800   +Lucent Technologies Inc.                 3,447,488      0.9
                      --------------------------------------------------------------------------------------------------------------
                      Computers & Peripherals             118,500   +Apple Computer, Inc.                     2,494,425      0.6
                      --------------------------------------------------------------------------------------------------------------
                      Diversified Telecommunication       233,700    SBC Communications Inc.                  5,459,232      1.4
                      Services
                      --------------------------------------------------------------------------------------------------------------
                      Energy Equipment & Service          331,000    Diamond Offshore Drilling, Inc.          6,441,260      1.7
                                                          771,900   +Grant Prideco, Inc.                      8,297,925      2.2
                                                          218,200   +Rowan Companies, Inc.                    4,789,490      1.3
                      --------------------------------------------------------------------------------------------------------------
                      Food & Staples Retailing          2,008,400    The Topps Company, Inc.                 17,452,996      4.6
                      --------------------------------------------------------------------------------------------------------------
                      Food Products                        22,500    Kraft Foods Inc. (Class A)                 625,725      0.2
                      --------------------------------------------------------------------------------------------------------------
                      Health Care Equipment &              40,000    Baxter International Inc.                1,104,400      0.3
                      Supplies
                      --------------------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure       321,400    McDonald's Corporation                   7,395,414      1.9
                      --------------------------------------------------------------------------------------------------------------
                      Insurance                            37,500    The Allstate Corporation                 1,426,125      0.3
                                                           97,400    The Hartford Financial Services
                                                                     Group, Inc.                              5,083,306      1.3
                                                          410,823    Travelers Property Casualty Corp.
                                                                     (Class A)                                6,655,333      1.7
                      --------------------------------------------------------------------------------------------------------------
                      Leisure Equipment & Products        480,800    Hasbro, Inc.                             9,063,080      2.4
                      --------------------------------------------------------------------------------------------------------------
                      Media                               900,000   +CST Entertainment, Inc.                         90      0.0
                      --------------------------------------------------------------------------------------------------------------
                      Metals & Mining                     107,300   +Phelps Dodge Corporation                 4,526,987      1.2
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas                           370,400    Exxon Mobil Corporation                 13,178,832      3.5
                      --------------------------------------------------------------------------------------------------------------
                      Paper & Forest Products              49,900    Bowater Incorporated                     1,922,148      0.5
                      --------------------------------------------------------------------------------------------------------------
                      Pharmaceuticals                     290,300    Schering-Plough Corporation              4,929,294      1.3
                      --------------------------------------------------------------------------------------------------------------
                      Semiconductors &                  1,623,100   +LSI Logic Corporation                   15,111,061      4.0
                      Semiconductor Equipment             182,700   +Micron Technology, Inc.                  2,674,728      0.7
                                                          126,500   +National Semiconductor Corporation       2,827,275      0.7
                      --------------------------------------------------------------------------------------------------------------
                      Software                            965,100   +Borland Software Corporation             8,975,430      2.4
                                                        3,266,000   +Parametric Technology Corporation       10,418,540      2.7
                      --------------------------------------------------------------------------------------------------------------
                      Specialty Retail                    737,400    Foot Locker, Inc.                       11,031,504      2.9
                                                          501,500   +Toys 'R' Us, Inc.                        5,591,725      1.5
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Earnings Turnaround
                                                                     (Cost--$172,733,301)                   196,201,568     51.5
====================================================================================================================================


10      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

                                                                                                                          Percent of
                      Industry*                       Shares Held    Common Stocks                              Value     Net Assets
====================================================================================================================================
Financial             Construction & Engineering        1,079,146   +New Millennium Homes, LLC (b)          $    10,251      0.0%
Restructuring         --------------------------------------------------------------------------------------------------------------
                      Machinery                           139,388   +Goss Holdings Inc. (Class B)                 1,394      0.0
                      --------------------------------------------------------------------------------------------------------------
                      Oil & Gas                         1,981,437   +Gulfport Energy Corporation--
                                                                     Litigation Trust Certificates                   20      0.0
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Financial Restructuring
                                                                     (Cost--$4,738,651)                          11,665      0.0
====================================================================================================================================
Operational           Aerospace & Defense                 183,900    Raytheon Company                         5,645,730      1.4
Restructuring         --------------------------------------------------------------------------------------------------------------
                      Chemicals                           175,200    E.I. du Pont de Nemours and Company      7,698,288      2.0
                      --------------------------------------------------------------------------------------------------------------
                      Electrical Equipment                342,400   +Thomas & Betts Corporation               5,225,024      1.4
                      --------------------------------------------------------------------------------------------------------------
                      Electronic Equipment &              202,900   +Agilent Technologies, Inc.               4,409,017      1.2
                      Instruments                         294,500    Symbol Technologies, Inc.                3,772,545      1.0
                      --------------------------------------------------------------------------------------------------------------
                      Household Products                  150,100    Kimberly-Clark Corporation               7,264,840      1.9
                      --------------------------------------------------------------------------------------------------------------
                      IT Services                       1,077,900   +Unisys Corporation                      13,215,054      3.5
                      --------------------------------------------------------------------------------------------------------------
                      Media                               446,900   +AOL Time Warner Inc.                     6,895,667      1.8
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Operational Restructuring
                                                                     (Cost--$50,412,180)                     54,126,165     14.2
====================================================================================================================================
Price to Book         Diversified Financial Services      334,100    Citigroup Inc.                          14,967,680      4.0
                      --------------------------------------------------------------------------------------------------------------
                      Metals & Mining                     557,500    Arch Coal, Inc.                         11,456,625      3.0
                      --------------------------------------------------------------------------------------------------------------
                      Textiles, Apparel & Luxury Goods     69,000    Jones Apparel Group, Inc.                1,997,550      0.5
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Price to Book
                                                                     (Cost--$24,394,442)                     28,421,855      7.5
                      ==============================================================================================================
                                                                     Total Common Stocks
                                                                     (Cost--$314,007,718)                   345,391,940     90.7
                      ==============================================================================================================

====================================================================================================================================
                                                      Face Amount    Corporate Bonds
====================================================================================================================================
Financial             Construction & Engineering       $7,221,000   +New Millennium Homes, 0% due
Restructuring                                                        12/31/2004 (b)(c)                        1,805,250      0.5
                      --------------------------------------------------------------------------------------------------------------
                      Machinery                         5,976,171   +Goss Graphic Systems, Inc., 12.25%
                                                                     due 11/19/2005                              29,881      0.0
                      --------------------------------------------------------------------------------------------------------------
                                                                     Total Corporate Bonds
                                                                     (Cost--$9,262,471)                       1,835,131      0.5
                      ==============================================================================================================

====================================================================================================================================
                                                      Shares Held    Preferred Stock
====================================================================================================================================
Financial             Construction & Engineering            7,786   +New Millennium Homes (b)                       740      0.0
Restructuring         --------------------------------------------------------------------------------------------------------------
                                                                     Total Preferred Stock (Cost--$590)             740      0.0
                      ==============================================================================================================


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                           Beneficial Interest/                                                           Percent of
                                                    Shares Held    Short-Term Securities                     Value        Net Assets
====================================================================================================================================
                                                    $30,028,203    Merrill Lynch Liquidity Series,
                                                                   LLC Cash Sweep Series I (e)           $ 30,028,203        7.9%
                                                    $32,442,660    Merrill Lynch Liquidity Series,
                                                                   LLC Money Market Series (d)(e)          32,442,660        8.5
                                                     21,628,440    Merrill Lynch Premier Institutional
                                                                   Fund (d)(e)                             21,628,440        5.7
                     ---------------------------------------------------------------------------------------------------------------
                                                                   Total Short-Term Securities
                                                                   (Cost--$84,099,303)                     84,099,303       22.1
====================================================================================================================================
                     Total Investments (Cost--$407,370,082)                                               431,327,114      113.3

                     Liabilities in Excess of Other Assets                                                (50,536,681)     (13.3)
                                                                                                         -----------------------
                     Net Assets                                                                          $380,790,433      100.0%
                                                                                                         =======================

+     Non-income producing security.
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)   American Depositary Receipts (ADR).
(b) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,816,000, representing 0.5% of net assets.

      --------------------------------------------------------------------------
                                  Acquisition
      Issue                         Date(s)             Cost            Value
      --------------------------------------------------------------------------
      New Millennium               3/15/1996-
       Homes, LLC                  8/29/1997       $ 4,431,694        $   10,251
      New Millennium               8/29/1997-
       Homes, LLC                  3/05/1999               590               740
       (Preferred)
      New Millennium               8/29/1997-
       Homes, LLC                  3/05/1999         6,566,417         1,805,250
       0% due 12/31/2004
      --------------------------------------------------------------------------
      Total                                        $10,998,701        $1,816,241
                                                   =============================

(c)   Represents a zero coupon bond.
(d)   Security was purchased with the cash proceeds from securities loans.
(e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                      Dividend/
                                                      Net             Interest
      Affiliate                                    Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I                  $ 30,028,203          $117,662
      Merrill Lynch Liquidity Series,
       LLC Money Market Series                  $ 19,200,652          $ 22,327
      Merrill Lynch Premier
       Institutional Fund                        (12,318,052)         $ 20,508
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Statement of Assets and Liabilities

As of July 31, 2003

========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (including securities loaned
                   of $52,199,131) (identified cost--$407,370,082) ................                        $ 431,327,114
                   Receivables:
                      Securities sold ...............................................    $   7,186,658
                      Dividends .....................................................          593,114
                      Capital shares sold ...........................................          232,822
                      Interest ......................................................           28,328
                      Securities lending--net .......................................            4,167         8,045,089
                                                                                         -------------
                   Prepaid registration fees ........................................                             11,120
                                                                                                           -------------
                   Total assets .....................................................                        439,383,323
                                                                                                           -------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ........................                         54,071,100
                   Payables:
                      Securities purchased ..........................................        3,220,469
                      Capital shares redeemed .......................................          728,704
                      Investment adviser ............................................          302,638
                      Other affiliates ..............................................          111,524
                      Distributor ...................................................          110,182         4,473,517
                                                                                         -------------
                   Accrued expenses and other liabilities ...........................                             48,273
                                                                                                           -------------
                   Total liabilities ................................................                         58,592,890
                                                                                                           -------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                   Net assets .......................................................                      $ 380,790,433
                                                                                                           =============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized ....................................                      $   1,166,905
                   Class B Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized ....................................                            700,645
                   Class C Shares of Common Stock, $.10 par value,
                   50,000,000 shares authorized .....................................                            334,456
                   Class I Shares of Common Stock, $.10 par value,
                   50,000,000 shares authorized .....................................                          1,560,747
                   Class R Shares of Common Stock, $.10 par value,
                   100,000,000 shares authorized ....................................                                  1
                   Paid-in capital in excess of par .................................                        437,171,633
                   Accumulated investment loss--net ...............................    $      (371,452)
                   Accumulated realized capital losses on investments--net ........        (83,729,534)
                   Unrealized appreciation on investments--net ....................         23,957,032
                                                                                         -------------
                   Total accumulated losses--net ..................................                          (60,143,954)
                                                                                                           -------------
                   Net assets .......................................................                      $ 380,790,433
                                                                                                           =============
========================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $120,192,750 and
                   11,669,047 shares outstanding ....................................                      $       10.30
                                                                                                           =============
                   Class B--Based on net assets of $67,382,394 and
                   7,006,453 shares outstanding .....................................                      $        9.62
                                                                                                           =============
                   Class C--Based on net assets of $31,492,120 and
                   3,344,564 shares outstanding .....................................                      $        9.42
                                                                                                           =============
                   Class I--Based on net assets of $161,723,057 and
                   15,607,467 shares outstanding ....................................                      $       10.36
                                                                                                           =============
                   Class R--Based on net assets of $112 and 11.534
                   shares outstanding ...............................................                      $        9.71
                                                                                                           =============

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2003

========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                   Dividends (net of $12,879 foreign withholding tax) ...............                      $   4,082,896
                   Interest .........................................................                            195,649
                   Securities lending--net ..........................................                             42,835
                                                                                                           -------------
                   Total income .....................................................                          4,321,380
                                                                                                           -------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees .........................................    $   3,632,697
                   Account maintenance and distribution fees--Class B ...............          702,220
                   Account maintenance and distribution fees--Class C ...............          304,971
                   Account maintenance fees--Class A ................................          277,653
                   Transfer agent fees--Class I .....................................          260,722
                   Transfer agent fees--Class A .....................................          190,993
                   Professional fees ................................................          161,393
                   Accounting services ..............................................          153,061
                   Transfer agent fees--Class B .....................................          141,051
                   Registration fees ................................................           80,821
                   Transfer agent fees--Class C .....................................           63,916
                   Printing and shareholder reports .................................           55,588
                   Custodian fees ...................................................           32,942
                   Directors' fees and expenses .....................................           31,218
                   Pricing fees .....................................................              116
                   Other ............................................................           38,491
                                                                                         -------------
                   Total expenses before waiver .....................................        6,127,853
                   Waiver of expenses ...............................................         (544,904)
                                                                                         -------------
                   Total expenses after waiver ......................................                          5,582,949
                                                                                                           -------------
                   Investment loss--net .............................................                         (1,261,569)
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
------------------------------------------------------------------------------------------------------------------------
                   Realized loss on investments--net ................................                        (43,272,143)
                   Change in unrealized appreciation/depreciation on investments--net                        109,769,837
                                                                                                           -------------
                   Total realized and unrealized gain on investments--net ...........                         66,497,694
                                                                                                           -------------
                   Net Increase in Net Assets Resulting from Operations .............                      $  65,236,125
                                                                                                           =============

      See Notes to Financial Statements.


14      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                     July 31,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                            2003              2002
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net .............................................    $  (1,261,569)    $  (1,099,983)
                   Realized loss on investments--net ................................      (43,272,143)      (25,002,485)
                   Change in unrealized appreciation/depreciation
                   on investments--net ..............................................      109,769,837       (94,451,583)
                                                                                         -------------------------------
                   Net increase (decrease) in net assets resulting
                   from operations ..................................................       65,236,125      (120,554,051)
                                                                                         -------------------------------
========================================================================================================================
Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net:
                      Class A .......................................................               --        (7,592,159)
                      Class B .......................................................               --        (7,188,972)
                      Class C .......................................................               --        (1,076,312)
                      Class I .......................................................               --       (11,856,358)
                                                                                         -------------------------------
                   Net decrease in net assets resulting from
                   distributions to shareholders ....................................               --       (27,713,801)
                                                                                         -------------------------------
========================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------
                   Net increase (decrease) in net assets derived
                   from capital share transactions ..................................      (59,592,424)       62,344,109
                                                                                         -------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ..........................        5,643,701       (85,923,743)
                   Beginning of year ................................................      375,146,732       461,070,475
                                                                                         -------------------------------
                   End of year* .....................................................    $ 380,790,433     $ 375,146,732
                                                                                         ===============================
                      * Accumulated investment loss--net ............................    $    (371,452)    $    (371,452)
                                                                                         ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                          Class A+
The following per share data and ratios have been derived  ---------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2003           2002           2001           2000           1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...  $    8.58      $   12.01      $   13.86      $   13.67      $   13.45
                                                           ---------------------------------------------------------------------
                   Investment income(loss)--net++ .......       (.02)          (.01)           .05            .08            .10
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..................       1.74          (2.70)           .94           1.56           2.11
                                                           ---------------------------------------------------------------------
                   Total from investment operations .....       1.72          (2.71)           .99           1.64           2.21
                                                           ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............         --             --           (.05)          (.14)          (.10)
                      In excess of investment income--net         --             --           (.04)          (.01)            --
                      Realized gain on investments--net .         --           (.72)         (2.75)         (1.30)         (1.89)
                                                           ---------------------------------------------------------------------
                   Total dividends and distributions ....         --           (.72)         (2.84)         (1.45)         (1.99)
                                                           ---------------------------------------------------------------------
                   Net asset value, end of year .........  $   10.30      $    8.58      $   12.01      $   13.86      $   13.67
                                                           =====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...      20.05%        (23.06%)         7.73%         12.77%         23.87%
                                                           =====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ..............       1.42%          1.41%          1.49%          1.46%          1.52%
                                                           =====================================================================
                   Expenses .............................       1.57%          1.54%          1.49%          1.46%          1.52%
                                                           =====================================================================
                   Investment income (loss)--net ........       (.23%)         (.12%)          .45%           .55%           .88%
                                                           =====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)  $ 120,193      $ 109,033      $ 119,272      $ 106,748      $  84,479
                                                           =====================================================================
                   Portfolio turnover ...................      54.67%        123.59%        112.13%         95.11%         80.60%
                                                           =====================================================================

*     Total investment returns exclude the effects of sales charges.

+     Effective April 14, 2003, Class D Shares were redesignated Class A shares.

++    Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

                                                                                          Class B
The following per share data and ratios have been derived  ---------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2003           2002           2001           2000           1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...  $    8.07      $   11.36      $   13.23      $   13.06      $   12.93
                                                           ---------------------------------------------------------------------
                   Investment income (loss)--net+ .......       (.09)          (.09)          (.03)          (.02)           .01
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..................       1.64          (2.54)           .89           1.47           2.02
                                                           ---------------------------------------------------------------------
                   Total from investment operations .....       1.55          (2.63)           .86           1.45           2.03
                                                           ---------------------------------------------------------------------
                   Less dividends and distributions:
                     Investment income--net .............         --             --           (.01)            --@          (.01)
                     In excess of investment income--net          --             --           (.01)            --@            --
                     Realized gain on investments--net ..         --           (.66)         (2.71)         (1.28)         (1.89)
                                                           ---------------------------------------------------------------------
                   Total dividends and distributions ....         --           (.66)         (2.73)         (1.28)         (1.90)
                                                           ---------------------------------------------------------------------
                   Net asset value, end of year .........  $    9.62      $    8.07      $   11.36      $   13.23      $   13.06
                                                           =====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...      19.21%        (23.69%)         6.91%         11.85%         22.97%
                                                           =====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ..............       2.20%          2.18%          2.26%          2.23%          2.30%
                                                           =====================================================================
                   Expenses .............................       2.35%          2.30%          2.26%          2.23%          2.30%
                                                           =====================================================================
                   Investment income (loss)--net ........      (1.02%)         (.89%)         (.27%)         (.12%)          .08%
                                                           =====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)  $  67,382      $  79,617      $ 132,202      $ 165,524      $ 199,132
                                                           =====================================================================
                   Portfolio turnover ...................      54.67%        123.59%        112.13%         95.11%         80.60%
                                                           =====================================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         17

[LOGO] Merrill Lynch Investment Managers

                                                                                          Class C
The following per share data and ratios have been derived  ---------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2003           2002           2001           2000           1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...  $    7.90      $   11.17      $   13.07      $   12.94      $   12.83
                                                           ---------------------------------------------------------------------
                   Investment income (loss)--net+ .......       (.08)          (.09)          (.04)          (.03)           .01
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..................       1.60          (2.50)           .88           1.47           2.00
                                                           ---------------------------------------------------------------------
                   Total from investment operations .....       1.52          (2.59)           .84           1.44           2.01
                                                           ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............         --             --           (.02)          (.01)          (.01)
                      In excess of investment income--net         --             --           (.01)            --@            --
                      Realized gain on investments--net .         --           (.68)         (2.71)         (1.30)         (1.89)
                                                           ---------------------------------------------------------------------
                   Total dividends and distributions ....         --           (.68)         (2.74)         (1.31)         (1.90)
                                                           ---------------------------------------------------------------------
                   Net asset value, end of year .........  $    9.42      $    7.90      $   11.17      $   13.07      $   12.94
                                                           =====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...      19.24%        (23.73%)         6.90%         11.85%         22.95%
                                                           =====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ..............       2.21%          2.19%          2.27%          2.24%          2.31%
                                                           =====================================================================
                   Expenses .............................       2.36%          2.32%          2.27%          2.24%          2.31%
                                                           =====================================================================
                   Investment income (loss)--net ........      (1.02%)         (.88%)         (.39%)         (.24%)          .06%
                                                           =====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)  $  31,492      $  31,763      $  16,776      $  11,570      $   8,245
                                                           =====================================================================
                   Portfolio turnover ...................      54.67%        123.59%        112.13%         95.11%         80.60%
                                                           =====================================================================

*     Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


18      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

                                                                                         Class I+
The following per share data and ratios have been derived  ---------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended July 31,
                                                           ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2003           2002           2001           2000           1999
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...  $    8.60      $   12.04      $   13.89      $   13.71      $   13.49
                                                           ---------------------------------------------------------------------
                   Investment income--net++ .............         --@           .01            .09            .12            .13
                   Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ..................       1.76          (2.71)           .93           1.55           2.11
                                                           ---------------------------------------------------------------------
                   Total from investment operations .....       1.76          (2.70)          1.02           1.67           2.24
                                                           ---------------------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ............         --             --           (.06)          (.18)          (.13)
                      In excess of investment income--net         --             --           (.05)          (.01)            --
                      Realized gain on investments--net .         --           (.74)         (2.76)         (1.30)         (1.89)
                                                           ---------------------------------------------------------------------
                   Total dividends and distributions ....         --           (.74)         (2.87)         (1.49)         (2.02)
                                                           ---------------------------------------------------------------------
                   Net asset value, end of year .........  $   10.36      $    8.60      $   12.04      $   13.89      $   13.71
                                                           =====================================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...      20.47%        (22.95%)         8.00%         13.03%         24.15%
                                                           =====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver ..............       1.17%          1.16%          1.24%          1.21%          1.27%
                                                           =====================================================================
                   Expenses .............................       1.32%          1.28%          1.24%          1.21%          1.27%
                                                           =====================================================================
                   Investment income--net ...............        .02%           .14%           .74%           .87%          1.11%
                                                           =====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)  $ 161,723      $ 154,734      $ 192,820      $ 223,134      $ 245,712
                                                           =====================================================================
                   Portfolio turnover ...................      54.67%        123.59%        112.13%         95.11%         80.60%
                                                           =====================================================================

*     Total investment returns exclude the effects of sales charges.

+ Effective April 14, 2003, Class A Shares were redesignated Class I shares.

++    Based on average shares outstanding.

@     Amount is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         19

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                         Class R
                                                                    -----------------
The following per share data and ratios have been derived            For the Period
from information provided in the financial statements.              January 3, 2003++
                                                                       to July 31,
Increase in Net Asset Value:                                              2003
=====================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------
                   Net asset value, beginning of period ...........      $ 8.67
                                                                         ------
                   Investment income--net+ ........................         .04
                   Realized and unrealized gain on investments--net        1.00
                                                                         ------
                   Total from investment operations ...............        1.04
                                                                         ------
                   Net asset value, end of period .................      $ 9.71
                                                                         ======
=====================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------
                   Based on net asset value per share .............       12.00%@
                                                                         ======
=====================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------
                   Expenses, net of waiver ........................        1.67%*
                                                                         ======
                   Expenses .......................................        1.82%*
                                                                         ======
                   Investment loss--net ...........................        (.27%)*
                                                                         ======
=====================================================================================
Supplemental Data

                   Net assets, end of period (in thousands) .......      $   --+++
                                                                         ======
                   Portfolio turnover .............................       54.67%
                                                                         ======

*     Annualized.

**    Total investment returns exclude the effects of sales charges.

+     Based on average shares outstanding.

++    Commencement of operations.

+++   Amount is less than $1,000.

@     Aggregate total investment return.

      See Notes to Financial Statements.


20      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         21

[LOGO] Merrill Lynch Investment Managers

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral


22      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003
and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,261,569 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. As of October 10, 2001, FAM has contractually agreed to waive .15% of its fee resulting in an annual fee equal to .85% of the average daily net assets of the Fund. For the year ended July 31, 2003, FAM earned fees of $3,632,697, of which $544,904 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A .........................................       .25%            --
Class B .........................................       .25%           .75%
Class C .........................................       .25%           .75%
Class R .........................................       .25%           .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ..........................................         $775          $12,345
Class I ..........................................         $144          $ 1,923
--------------------------------------------------------------------------------

For the year ended July 31, 2003, MLPF&S received contingent deferred sales charges of $72,612 and $14,299 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $60 relating to transactions subject to front-end sales charge waivers in Class A shares.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         23

[LOGO] Merrill Lynch Investment Managers

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of July 31, 2003, the Fund lent securities with a value of $5,193,565 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended July 31, 2003, MLIM, LLC received $18,464 in securities lending agent fees.

In addition, MLPF&S received $113,328 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2003, the Fund reimbursed FAM $7,863 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2003 were $191,694,519 and $268,490,569, respectively.

Net realized losses for the year ended July 31, 2003 and net unrealized gains as of July 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized              Unrealized
                                                 Losses                 Gains
--------------------------------------------------------------------------------
Long-term investments ...............         $(43,272,143)         $ 23,957,032
                                              ----------------------------------
Total ...............................         $(43,272,143)         $ 23,957,032
                                              ==================================

As of July 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $20,818,302, of which $51,323,433 related to appreciated securities and $30,505,131 related to depreciated securities. At July 31, 2003, the aggregate cost of investments for Federal income tax purposes was $410,508,812.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(59,592,424) and $62,344,109 for the years ended July 31, 2003 and July 31,
2002, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003+                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,115,902        $ 10,008,293
Automatic conversion of shares .........          1,361,432          12,141,237
                                                 ------------------------------
Total issued ...........................          2,477,334          22,149,530
Shares redeemed ........................         (3,523,252)        (31,438,321)
                                                 ------------------------------
Net decrease ...........................         (1,045,918)       $ (9,288,791)
                                                 ==============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.


24      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,133,519       $ 23,545,321
Automatic conversion of shares ...........         2,922,321         32,226,231
Shares issued to shareholders
  in reinvestment of distributions .......           729,152          6,943,222
                                                 ------------------------------
Total issued .............................         5,784,992         62,714,774
Shares redeemed ..........................        (2,998,532)       (31,789,982)
                                                 ------------------------------
Net increase .............................         2,786,460       $ 30,924,792
                                                 ==============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,415,246       $ 12,132,676
Shares redeemed ..........................        (2,824,190)       (23,919,437)
Automatic conversion of shares ...........        (1,451,579)       (12,141,237)
                                                 ------------------------------
Net decrease .............................        (2,860,523)      $(23,927,998)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,713,183       $ 38,935,722
Shares issued to shareholders
  in reinvestment of distributions .......           715,182          6,470,597
                                                 ------------------------------
Total issued .............................         4,428,365         45,406,319
Shares redeemed ..........................        (3,103,680)       (31,126,875)
Automatic conversion of shares ...........        (3,094,590)       (32,226,231)
                                                 ------------------------------
Net decrease .............................        (1,769,905)      $(17,946,787)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           379,209       $  3,177,634
Shares redeemed ..........................        (1,054,882)        (8,592,904)
                                                 ------------------------------
Net decrease .............................          (675,673)      $ (5,415,270)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2002                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         3,061,704       $ 32,093,451
Shares issued to shareholders
  in reinvestment of distributions .......           109,545            972,421
                                                 ------------------------------
Total issued .............................         3,171,249         33,065,872
Shares redeemed ..........................          (653,121)        (6,245,507)
                                                 ------------------------------
Net increase .............................         2,518,128       $ 26,820,365
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,542,400       $ 14,042,891
Shares redeemed ..........................        (3,917,048)       (35,003,356)
                                                 ------------------------------
Net decrease .............................        (2,374,648)      $(20,960,465)
                                                 ==============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2002+                                Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         4,427,224       $ 49,448,357
Shares issued to shareholders
  in reinvestment of distributions .......         1,091,861         10,391,354
                                                 ------------------------------
Total issued .............................         5,519,085         59,839,711
Shares redeemed ..........................        (3,547,384)       (37,293,972)
                                                 ------------------------------
Net increase .............................         1,971,701       $ 22,545,739
                                                 ==============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I shares.

-------------------------------------------------------------------------------
Class R Shares for the
Period January 3, 2003+                                               Dollar
to July 31, 2003                                    Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................                12       $        100
                                                 ------------------------------
Net increase .............................                12       $        100
                                                 ==============================

+     Commencement of operations.

        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended July 31, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2003 and July 31, 2002 was as follows:

-------------------------------------------------------------------------------
                                                  7/31/2003           7/31/2002
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ...........................      $    --          $15,659,925
  Net long-term capital gains ...............           --           12,053,876
                                                   ----------------------------
Total taxable distributions .................      $    --          $27,713,801
                                                   ============================

As of July 31, 2003, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ....................          $         --
Undistributed long-term capital gains--net ............                    --
                                                                 ------------
Total undistributed earnings--net .....................                    --
Capital loss carryforward ...............................         (40,161,609)*
Unrealized losses--net ................................           (19,982,345)**
                                                                 ------------
Total accumulated losses--net .........................          $(60,143,954)
                                                                 ============

* On July 31, 2003, the Fund had a net capital loss carryforward of $40,161,609, of which $9,470,740 expires in 2010 and $30,690,869 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, and the deferral of post-October capital losses for tax purposes.

26      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Focus Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 19, 2003


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                                Position(s)  Length                                                     Fund Complex   Directorships
                                Held         of Time                                                    Overseen by    Held by
Name             Address & Age  with Fund    Served    Principal Occupation(s) During Past 5 Years      Director       Director
====================================================================================================================================
        Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*  P.O. Box 9011  President    1999 to   President and Chairman of Merrill Lynch Invest-  118 Funds          None
                 Princeton, NJ  and          present   ment Managers, L.P. ("MLIM")/Fund Asset          163 Portfolios
                 08543-9011     Director     and       Management, L.P. ("FAM")--Advised Funds since
                 Age: 62                     1985 to   1999; Chairman (Americas Region) of MLIM from
                                             present   2000 to 2002; Executive Vice President of FAM
                                                       and MLIM (which terms as used herein include
                                                       their corporate predecessors) from 1983 to
                                                       2002; President of FAM Distributors, Inc.
                                                       ("FAMD") from 1986 to 2002 and Director thereof
                                                       from 1991 to 2002; Executive Vice President and
                                                       Director of Princeton Services, Inc.
                                                       ("Princeton Services") from 1993 to 2002;
                                                       President of Princeton Administrators, L.P.
                                                       from 1989 to 2002; Director of Financial Data
                                                       Services, Inc. from 1985 to 2002.
                 -------------------------------------------------------------------------------------------------------------------
                 *   Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which
                     FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment
                     Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
                     Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
        Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.         P.O. Box 9095  Director     2002 to   Director, The China Business Group, Inc. since   40 Funds           None
Bodurtha         Princeton, NJ               present   1996 and Executive Vice President thereof from   59 Portfolios
                 08543-9095                            1996 to 2003; Chairman, Berkshire Holding
                 Age: 59                               Corporation since 1982.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills       P.O. Box 9095  Director     1994 to   Member of the Committee of Investment of         40 Funds       Kimco Realty
                 Princeton, NJ               present   Employee Benefit Assets of the Association of    59 Portfolios  Corporation
                 08543-9095                            Financial Professionals ("CIEBA") since 1986
                 Age: 68                               and Chairman thereof from 1991 to 1992; Member
                                                       of the Investment Advisory Committees of the
                                                       State of New York Common Retirement Fund since
                                                       1989; Member of the Investment Advisory
                                                       Committee of the Howard Hughes Medical
                                                       Institute from 1997 to 2000; Director, Duke
                                                       Management Company since 1992 and Vice Chairman
                                                       thereof since 1998; Director, LaSalle Street
                                                       Fund from 1995 to 2001; Director, Kimco Realty
                                                       Corporation since 1997; Member of the
                                                       Investment Advisory Committee of the Virginia
                                                       Retirement System since 1998 and Vice Chairman
                                                       thereof since 2002; Director, Montpelier
                                                       Foundation since 1998 and Vice Chairman thereof
                                                       since 2000; Member of the Investment Committee
                                                       of the Woodberry Forest School since 2000;
                                                       Member of the Investment Committee of the
                                                       National Trust for Historic Preservation since
                                                       2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.       P.O. Box 9095  Director     2002 to   John M. Olin Professor of Humanities, New York   40 Funds           None
London           Princeton, NJ               present   University since 1993 and Professor thereof      59 Portfolios
                 08543-9095                            since 1980; President of Hudson Institute since
                 Age: 64                               1997 and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------


28      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

                                                                                                        Number of
                                                                                                        Portfolios in  Other Public
                                Position(s)  Length                                                     Fund Complex   Directorships
                                Held         of Time                                                    Overseen by    Held by
Name             Address & Age  with Fund    Served    Principal Occupation(s) During Past 5 Years      Director       Director
====================================================================================================================================
        Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Andre F. Perold  P.O. Box 9095  Director     2002 to   George Gund Professor of Finance and Banking,    40 Funds           None
                 Princeton, NJ               present   Harvard Business School since 2000 and Member    59 Portfolios
                 08543-9095                            of the faculty thereof since 1979; Director and
                 Age: 51                               Chairman of the Board, UNX, Inc. since 2003;
                                                       Director, Stockback.com from 2002 to 2002;
                                                       Director, Sanlam Limited and Sanlam Life since
                                                       2001; Director, Genbel Securities and Gensec
                                                       Bank since 1999; Director, Bulldogresearch.com
                                                       from 2000 to 2001; Director, Sanlam Investment
                                                       Management from 1999 to 2001; Director, Quantec
                                                       Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper   P.O. Box 9095  Director     2002 to   Shareholder, Modrall, Sperling, Roehl, Harris    40 Funds           None
Ramo             Princeton, NJ               present   & Sisk, P.A. since 1993; Director of Cooper's,   59 Portfolios
                 08543-9095                            Inc. since 1999 and Chairman of the Board
                 Age: 60                               thereof since 2000; Director of ECMC, Inc.
                                                       since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.        P.O. Box 9095  Director     1996 to   Principal of STI Management since 1994; Trustee  40 Funds           None
Salomon, Jr.     Princeton, NJ               present   of Commonfund from 1980 to 2001; Director of     59 Portfolios
                 08543-9095                            Rye Country Day School since 2001.
                 Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.       P.O. Box 9095  Director     1984 to   Chairman, Fernwood Advisors (investment          40 Funds           None
Swensrud         Princeton, NJ               present   adviser) since 1996; Principal of Fernwood       59 Portfolios
                 08543-9095                            Associates (financial consultant) since 1975;
                 Age: 70                               Chairman of RPP Corporation since 1978;
                                                       Director, International Mobile Communications,
                                                       Inc. since 1998.
                 -------------------------------------------------------------------------------------------------------------------
                 *   The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
                     31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                Position(s)    Length
                                Held           of Time
Name             Address & Age  with Fund      Served*   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke  P.O. Box 9011  Vice           1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
                 Princeton, NJ  President      present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
                 08543-9011     and Treasurer  and 1999  Vice President of FAMD since 1999; Director of MLIM Taxation since 1990. to
                 Age: 43                       present
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll,  P.O. Box 9011  Senior         1999 to   President of MLIM and member of the Executive Management Committee of ML &
Jr.              Princeton, NJ  Vice           present   Co., Inc. since 2001; Global Chief   Investment Officer and Senior
                 08543-9011     President                Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
                 Age: 48                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                                         Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.        P.O. Box 9011  Vice           1986 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
Martorelli       Princeton, NJ  President      present   to 2000.
                 08543-9011
                 Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.         P.O. Box 9011  Vice           2002 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
Rendino          Princeton, NJ  President      present   to 2000.
                 08543-9011
                 Age: 36
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003         29

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (concluded)

                                Position(s)  Length
                                Held         of Time
Name             Address & Age  with Fund    Served*     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
        Fund Officers (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.       P.O. Box 9011  Secretary    2003 to     First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
Gillespie        Princeton, NJ               present     from 2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney
                 08543-9011                              associated with MLIM since 1998; Assistant General Counsel of Chancellor
                 Age: 39                                 LGT Asset Management, Inc., from 1997 to 1998.
                 -------------------------------------------------------------------------------------------------------------------
                 *   Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                 Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
                 Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


30      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ
08543

                                                                  #10263 -- 7/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            Merrill Lynch Focus Value Fund, Inc.


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch Focus Value Fund, Inc.

            Date: September 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                --------------------------
                Terry K. Glenn,
                President of
                Merrill Lynch Focus Value Fund, Inc.

            Date: September 23, 2003


            By: /s/ Donald C. Burke
                --------------------------
                Donald C. Burke,
                Chief Financial Officer of
                Merrill Lynch Focus Value Fund, Inc.

            Date: September 23, 2003

            Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.